Alpine Equity Trust

on behalf of each Series of the Trust

Supplement Dated February 7, 2011 to the
Prospectus dated February 27, 2010

The “Legal Proceedings” section of the Prospectus is superseded in its entirety by the following language:

Legal Proceedings

On February 7, 2011, Alpine Woods Capital Investors, LLC (“Alpine”) and its Chief Executive Officer, Mr. Samuel A. Lieber, settled administrative proceedings brought by the Securities and Exchange Commission (the “SEC”). The settlement relates to Alpine’s record-keeping, compliance policies and procedures and disclosures—particularly, in relation to initial public offering investment activities—during the period February 1, 2006 through January 31, 2008, and the violations alleged in the order pertain to statutory provisions and SEC rules that are non-fraud based. In the settlement, Alpine and Mr. Lieber agreed, without admitting or denying the findings in the administrative order, to the entry of an order requiring it to cease and desist from committing or causing any violations and any future violations of certain statutory provisions and SEC rules that relate to fund disclosures, books and records and compliance policies and procedures. Alpine consented to a censure and to pay the SEC a civil monetary penalty of $650,000. Mr. Lieber consented to pay the SEC a civil monetary penalty of $65,000. The settlement does not impose any restriction on Alpine’s business or on Mr. Lieber’s continued ability to serve as the CEO of Alpine or as manager of any fund portfolios. In the order, the SEC acknowledged that, both before and during the SEC staff’s investigation, and before the settlement, Alpine already had made a number of significant changes to, and enhancements of, its personnel, policies, and procedures concerning the matters involved in the proceedings. No other current or former Alpine-related entities or employees are subject to the SEC order.

Please retain this Supplement for future reference.